GENE THERAPY

21st Century Solutions

for

Neurodegenerative

Diseases

FORWARD LOOKING STATEMENT

This presentation includes certain statements of the Company that may constitute
"forward-looking statements" within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are made pursuant to the Private Securities Litigation Reform Act of 1995.
These forward-looking statements and other information relating to the Company are based upon the beliefs of management and assumptions made by and information currently available to the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact.
When used in this document, the words "expects," “promises,” "anticipates," "estimates,"
"plans," "intends," "projects," "predicts," "believes," "may" or "should," and similar expressions, are intended to identify forward-looking statements. These statements reflect the current view of the Company's management with respect to future events.
Many factors could cause the actual results, performance or achievements of the
Company to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements. Additional information regarding factors that could cause results to differ materially from management's expectations is found in the section entitled "Risk Factors" in the
Company's 2005 Annual Report on Form 10-KSB. Although the Company believes these assumptions are reasonable, no assurance can be given that they will prove correct.

COMPANY HISTORY

2006

$12 Million Private Placement – Lead by GE and
DaimlerChrysler

2005

Presentation of Statistically Significant Safety and
Efficacy in “Controlled” Parkinson’s Disease Study

2004

Public via Merger with Shell (NRGX)

2003

Initiated First Ever Human Gene Therapy Trial for
Parkinson’s Disease “Phase I”

2002

Equity Investment by Medtronic

Private Equity by Palisade Capital Management

1999

Founded by Matthew J. During MD, D.Sc. & Michael G. Kaplitt MD, Ph.D

1999

Successful Preclinical Results with Epilepsy

Presented Successful Results of

1st Human Parkinson’s Trial

Second Equity Investment & Development Agreement

with Medtronic

Neurologix
Development Strategy

Diseases of the Central Nervous
System that:

Are Surgically Challenging

Represent Financial Burden to the
Healthcare System

Have No Good Therapeutic Solution

Are Economically Attractive: Large
Unmet Need

Have Established Reimbursement Policy

Neurologix

Current Research/Product Development
Activity

Parkinson's Disease

Temporal Lobe Epilepsy

Metabolic Syndrome

Diseases Characterized by Abnormal
Neurotransmission within the Brain

Platform

AAV…Genetic Delivery Mechanism

Therapeutic Gene…Unique to Each Indication

How the Platform Works

Employ Nonpathogenic Adeno-Associated Virus (AAV)

Unique Gene Required for Each Disease

Remove AAV Genetic Material

GAD Gene: Parkinson’s… Subthalamic Nucleus

NPY Gene: Epilepsy…Hippocampus

Metabolic Syndrome….Hypothalamus

Nonpathogenic Virus with New Gene Infused into Brain

Virus Locates and Enters Specifically Targeted Cells

Delivers New Genetic Material to Targeted Cells

New Genetic Material Reestablishes Normal Cell Function

Parkinson’s Disease Indication

Neurodegenerative Disease

Progressive

Interruption of Neurotransmitters

Symptoms:

Tremor

Rigidity

Difficulty in Initiating Movement

Impaired Balance

Difficulty Swallowing, Sexual Dysfunction, Depression

Parkinson’s Prevalence

1.5 Million Patients in US according to NPF

Expected to Double within Next 20 Years

60,000 New Patients Per Year – US

1.5 Million in Principal Countries Outside US

Cost to US Healthcare System: $25 Billion

Parkinson’s Treatment Today

Pharmacological: L-Dopa

                                After 5-10 Years Most Patients Become Resistant

  More Frequent & Longer Off Periods

  Dyskinesia

Post L-Dopa

                                Deep Brain Stimulation

  High Complication Rates

  Limited Patient Potential

  Multiple Surgical Interventions

NORMAL BRAIN FUNCTION

Ignition

Power Brake

Balance Between
Accelerator and
Brake

Substantia Nigra

Globus Pallidus

Thalamus - Cortex

Sub-Thalamic
Nucleus

Glutamate

&
Acetylcholine
(Stimulatory)

LATE STAGE PARKINSON’S DISEASE

Ignition

Power Brake

Unopposed
Accelerator/

No Brake

Substantia Nigra

Globus Pallidus

Thalamus - Cortex

Sub-Thalamic
Nucleus

L-DOPA
therapy
stimulates
production
of

Glutamate

&
Acetylcholine
(Stimulatory)

Tremors,
Rigidity,
difficulty in
initiating
movement
and
postural
instability

NEUROLOGIX APPROACH FOR
LATE STAGE PARKINSON’S DISEASE

Ignition

Power Brake

L-DOPA
therapy
stimulates
production
of

Reestablishes
Balance Between
Accelerator and
Brake

Thalamus - Cortex

Sub-Thalamic
Nucleus

Bypasses Dopamine
and Reestablishes
Normal Inhibition

Insert Gene
for

Glutamate

&
Acetylcholine
(Stimulatory)

NLX P-101 Phase I Design

12 Patients in 3 Cohorts

All PD >5 Years and Resistant to L-DOPA

Single Injection of AAV-GAD One Side of Brain

Highest Dose 10 X Lowest

Untreated Side Acted as Control

Efficacy:

Universal Parkinson’s Disease Rating System (UPDRS)

Activities Daily Living (ADL)

Clinical Data at 1, 3, 6 and 12 Months

PET Scans at Baseline 6 and 12 months

Monitor Safety and Adverse Events

Phase I Results

Total Improvement UPDRS

38.6 ± 8.4 to 28.7 ± 13.2 at 6 mos. (P<0.01)

29.7 ± 13.6 at 1 Year (P<0.01)

23.0% Avg. Improvement on all Patients

9 of 12 Patients Improved 37%

5 of 12 Patients Improved 40% - 60%

No Suggestion of Placebo Effect

Improvements Appear to be Dose Related

UPDRS Changes Over Time

* P < 0.05; ** P < 0.01; *** P < 0.005; Post-hoc Bonferroni tests

0

1

6

3

Months

12

***

**

***

Treated Side
P < 0.005

0

1

6

3

Months

12

*

***

**

PET Scan Data

NLX-P101 Treated Side

            Improvement Demonstrated by:

Declines in Pallidal & Thalamic Metabolism

At 6 mos.

At 1 Year

Untreated Side:

Progressive Increases in Pallidal & Thalamic
Metabolism

At 6 mos.

At 1 Year

Changes in hemispheric PDRP

Baseline

OP (red) vs. UNOP (black)

6

Months

Months

12

Baseline

6

12

Relative to Baseline

A

B

***

***

*** p < 0.005

***

***

NLX-P101 NEXT STEPS

Company Has Begun Pilot Plant Operations
in Preparation for Next Study

Will Begin Phase II Bilateral, Multi-Center,
Double-Blind, Placebo-Controlled, Dose
Ranging Study

Expect to Start Q4-07

12 Month Study

Advantages of Neurologix
NLX-P101 Solution

Bypasses Dopamine Completely

Single Dose Application

Local Anesthesia

Short O.R. Time: Same Day Surgery

No Post Op. Maintenance Visits: No Hardware
Programming or Complications

Non-Immunogenic

No Treatment Related Adverse Events

Patients Treated as far Back as 3+ Years

Epilepsy

Group of Diseases Associated with Recurrent
Seizures

Abnormal Electrical Impulses Within the Brain

2.5 Million People in US have the Disease

Cost to US Healthcare System $2.5 B

50% Continue to have Seizures Despite Drug
Therapy

Approximately 150,000 are Candidates for
Temporal Lobe Surgery

Epilepsy Program NLX- E201

Temporal Lobe Epilepsy

Leverage Existing Vector Platform

Modulate NPY Receptors (Inhibitory Response)

Expect to Initiate Trial Q2/Q3-07

Phase I, 12 Month, Two Centers, Two Dose, Open Label

Approved by NIH Recombinant Advisory Committee

Preclinical Non Human Primate Work Extremely Positive

Metabolic Syndrome

Hypothalamic Dysfunction

Severe Obesity

High Blood Pressure

Increased Risk of Heart Disease

Undiagnosed

Preclinical Stage

Company’s Current Projects

Parkinson’s Disease

Phase II Expected to Begin Q4-07

Expected Completion 2009

Temporal Lobe Epilepsy

Submitted IND

Non Human Primate Study Completed

No Safety Issues

No Adverse Effects

Metabolic Syndrome

Preclinical Phase

INTELLECTUAL PROPERTY

Propriety GAD Based Delivery System

US and Foreign

Proprietary Payloads/Field of Use

US and Foreign

Brain Infusion Device and Method

US and Foreign

Manufacturing:

Technology

Processes

14  US & Foreign Patents Pending

MEDTRONIC PARTNERSHIP

2 Equity Investments

Medtronic Will
Commercialize Catheters
for Therapy Infusion

Royalty on Catheter
Sales

Medtronic right-of-first
offer on Parkinson’s and
Epilepsy drugs

Financial Results – Balance Sheet

4,522

14,022

$

12,019

$

Stockholder’s Equity

896

1,201

$

944

$

Current Liabilities

5,418

15,278

$

12,963

$

Total Assets

592

$

677

$

746

$

Other Assets, Net

3,930

$

13,400

$

11,273

$

Working Capital

4,826

$

14,546

$

12,217

$

Current Assets

4,050

$

13,654

$

11,656

$

Cash & S-T Investments

12/31/05

6/30/06

9/30/06

000s

Financial Results – P & L (con’t)

5,345

$

3,149

$

5,643

$

Net Loss

(177)

$

(126)

$

(290)

$

Other Expense
(Income)

3,008

$

1,746

$

3,141

$

G & A Expense

2,514

$

1,529

$

2,792

$

R & D Expense

Year Ended

12/31/05

6 Months

6/30/06

9 Months

9/30/06

000s

Michael G. Kaplitt,
MD, PhD

Matthew J. During, MD,
DSc

SCIENTIFIC FOUNDERS

Expert and innovator in gene
therapy, among first scientists to
publish on the use of viruses for
direct gene delivery in the living
brain

Assistant Professor of
Neurosurgery, Director of
Stereotactic and Functional
Neurosurgery, Director of the
Laboratory of Molecular
Neurosurgery at Weill Medical
College of Cornell University

Internationally recognized leader and
pioneer in gene therapy of neurological
diseases and human brain microdialysis

Currently Professor Ohio State University

Professor Weill-Cornell Medical Center

Director of the CNS Gene Therapy
Center at Jefferson Medical College
(1998-2002)

Faculty at Yale University (1988-1998);
directed program on the molecular basis
of learning and memory, headed Yale’s
first gene therapy protocol

SCIENTIFIC ADVISORY BOARD

Paul Greengard, Ph.D., Chairman

2000 Nobel Prize winner - dopamine interactions and a
number of other transmitters with the nervous system

Andres Lozano, M.D., Ph.D

World leader in surgery for Parkinson’s Disease

Published 100+ papers and recently edited Book on
Epilepsy

Eric Nestler, M.D., Ph.D, University of Texas

Chairman Dept of Psychiatry, UT Southwest Medical Ctr

Thought Leader - Drug Addiction Alcoholism-Depression

Daniel Lowenstein, M.D.

UCSF-Director of Epilepsy Program

Neurologix Management

John E Mordock  – CEO

30 Years Life Science Management Experience

President – Teleflex, Inc. Instruments & Surgical
Services Group (NYSC)

President – Cabot Medical Corp. (NASDQ)

Industry Representative – USFDA OB/GYN Device
Approval Panel

Neurologix Management

Marc L. Panoff – Chief Financial Officer &
Treasurer

More than a Decade of Experience in Financial
Management

CFO - Nephros, Inc., Publicly Traded Medical
Device Company

Corporate Controller at Medicis Pharmaceutical
Corporation, Publicly Traded Specialty
Pharmaceutical Company

Neurologix Management

Christine V Sapan, PhD – Executive Vice
President and Chief Development Officer

More than 30 Years Regulatory & Clinical
Development Experience

Nabi Pharmaceuticals  – Vice President
Regulatory, Manufacturing & Clinical
Development

Beckman-Coulter, Inc. – Manager Hematology
Research & Development

Post-Doctoral Fellow – Howard Hughes Research
Institute, Duke University

Medical Revolution of the 20th Century:

Recombinant DNA, Cell Fusion, and
the new Bio-processing Techniques of
Biotechnology Change the Course of
Medicine, Specifically in the Area of
Cancer Treatment.

Neurologix

Medical Revolution of the 21st Century:

Gene Transfer Therapy will
Change the Course and Landscape
of Medicine in the Near Future,
Beginning with Parkinson’s
Disease Treatment.

WHY INVEST IN NEUROLOGIX

Strong Scientific Foundation

Established Method of Action

Large Market Potential

Underserved Patient Population

Strong Value Proposition

Large Pipeline Potential

Low Valuation Relative to Progress & Potential

Ticker: NRGX